KATZ MEDIA CORPORATION
                              125 West 55th Street
                            New York, New York 10019


                           Dated as of: April 29, 1996

The First National Bank of Boston         Credit Lyonnais Cayman Island Branch
 individually, as Agent, and as           Fleet National Bank
 Underwriting Agent                       Banque Paribas
Credit Lyonnais New York Branch,          State Street Bank and Trust Company
 individually and as Underwriting         National Bank of Canada
 Agent                                    European American Bank



Re:     Modification No. 6 to Credit Agreement
        --------------------------------------


Ladies and Gentlemen:

     Reference is made to the Third Amended and Restated Credit Agreement, dated as of September 9, 1994 (as amended, modified or supplemented from time to time and in effect, the "Credit Agreement"), by and among Katz Media Corporation
                      -----------------
("Borrower"),  the financial  institutions party thereto as lenders ("Lenders"),
  --------                                                            -------
The First National Bank of Boston, as agent for the Lenders  ("Agent"),  and The
                                                               -----
First National Bank of Boston and Credit Lyonnais New York Branch, as underwriting agents for the Lenders. All capitalized terms used herein and not defined herein shall have the meanings specified for such terms in the Credit Agreement.

     The Borrower has requested the Agent and the Lenders to amend the Credit Agreement in certain respects.

     The Agent and the undersigned Majority Lenders are willing to amend the Credit Agreement on the terms and subject to the conditions set forth in this letter agreement ("this Agreement").
                   ---- ---------

        Accordingly, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        MODIFICATIONS TO CREDIT AGREEMENT
                        ---------------------------------

     SECTION 1.1.  Modification to Fixed Charge  Coverage Ratio.  Section 5.1 of
                   --------------------------------------------
the Credit Agreement is amended and restated in its entirety to read as follows:

          5.1. Fixed Charge Coverage Ratio. The Borrower shall maintain (a)
               ---------------------------
     at the end of each Fiscal Quarter ending on or prior to December 31, 1997, a ratio of EBITDA for the four Fiscal Quarters ending on the last day of such Fiscal Quarter to Fixed Charges for the four Fiscal Quarters ending on the last day of such Fiscal Quarter, of not less than 1.0 to 1.0, (b) at the end of each Fiscal Quarter ending after December 31, 1997, for which the Total Debt to EBITDA Ratio is greater than or equal to 3.5 to 1.0, a ratio of EBITDA for the four Fiscal Quarters ending on the last day of such Fiscal Quarter to Fixed Charges for the four Fiscal Quarters ending on the last day of such Fiscal Quarter, of not less than 1.1 to 1.0 and (c) at the end of each Fiscal Quarter ending after December 31, 1997, for which the Total Debt to EBITDA Ratio is less than 3.5 to 1, a ratio of EBITDA for the four Fiscal Quarters ending on the last day of such Fiscal Quarter to Fixed Charges for the four Fiscal Quarters ending on the last day of such Fiscal Quarter, of not less than 1.05 to 1.0.

     SECTION 1.2. Modification to Article V: Additional Financial Covenant.  The
                  --------------------------------------------------------
Credit  Agreement  shall be  amended by adding to  Article V the  following  new
Section 5.1A:

          5.1A.  Adjusted Fixed Charge Coverage  Ratio.  The Borrower shall
                 -------------------------------------
     maintain, at the end of each Fiscal Quarter, a ratio of EBITDA for the four Fiscal Quarters ending on the last day of such Fiscal Quarter to Adjusted Fixed Charges for the four Fiscal Quarters ending on the last day of such Fiscal Quarter, of not less than 1.25 to 1.0. For purposes of this Section 5.1A, the term "Adjusted Fixed Charges" shall mean,
                                       --------  ----- -------
     for any period, Fixed Charges for such period, less the amount included in Fixed Charges for such period under clause (vii) of the definition thereof.

     SECTION 1.3.  Modification to Financial Statements  Requirement.  The Agent
                   -------------------------------------------------
and the Majority Lenders agree to amend Section 6.11 of the Credit Agreement to permit delivery of the certificate required to be delivered by Price Waterhouse under such Section 6.11 for the Fiscal Year ended December 31, 1995 within 130 days after the end of such Fiscal Year.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower hereby represents and warrants to the Agent and each of the Lenders as of the date of this Agreement as follows:

     SECTION 2.1. Representations in Loan Documents. Each of the representations
                  ---------------------------------
and warranties made by or on behalf of the Borrower and each Guarantor to the Agent and the Lenders in the Loan Documents was true and correct when made, and is true and correct on and as of the date of this Agreement, except, in each case, (a) as effected by the consummation of the transactions contemplated by the Loan Documents and (b) to the extent that any such representation or warranty relates by its express terms solely to a prior date.

     SECTION 2.2. Binding Effect of Documents, etc. This Agreement has been duly
                  --------------------------------
executed and delivered by the Borrower and by each of the Guarantors. The agreements and obligations of each of the Borrower and the Guarantors contained in this Agreement constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with their respective terms, except that (a) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (b) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 2.3. Corporate  Authority,  etc. The execution and delivery by each
                  --------------------------
of the Borrower and the Guarantors of this Agreement have been duly and properly authorized by all necessary corporate or other action on the part of such Person and do not and will not (a) contravene any provision of the certificate of incorporation, by-laws or other comparable governing documents of such Person,
(b) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any Lien upon any of the property of such Person under, any Contractual Obligation to which such Person is a party or by which such Person or its property is bound or affected, (c) violate or contravene any provision of any Requirement of Law or any decree, order or judgment of any Governmental Authority binding on such Person, (d) result in or permit the acceleration of any Indebtedness of such Person, or (e) require any consents or approvals from any shareholders of such Person.

     SECTION.  2.4 No  Defaults.  After  giving  effect  to this  Agreement,  no
                   ------------
Defaults or Events of Default are continuing.

                                   ARTICLE III

                                  EFFECTIVENESS
                                  -------------

     This Agreement shall be effective, as of April 29, 1996, upon receipt by the Agent of counterparts of this Agreement duly executed and delivered by each of the Majority Lenders, the Borrower and each of the Guarantors.

                                   ARTICLE IV

                              CONSENT OF GUARANTORS
                              ---------------------

        SECTION 4.1.         Consent of Guarantors.
                             ---------------------

     (a)  Each of the  undersigned  Guarantors  absolutely  and  unconditionally
      -
consents to the execution, delivery and performance by the Borrower of this Agreement.

     (b) It is the express  understanding  and intention of each  Guarantor that
      -
all the Obligations of the Borrower and of such Guarantor shall at all times hereafter continue to be entitled to all the benefits of, and to all the security constituted by, such Guarantor's Guaranty to the same extent as prior to the execution of this Agreement. All of such Obligations are hereby ratified and confirmed by each Guarantor in all respects.

                                    ARTICLE V

                        PROVISIONS OF GENERAL APPLICATION
                        ---------------------------------

     Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents remain unaltered. All of the Obligations of the Borrower to the Agent and the Lenders under the Credit Agreement and the other Loan Documents are, by the execution and delivery by the Borrower of this Agreement, ratified and confirmed by the Borrower in all respects. This Agreement and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of The Commonwealth of Massachusetts. This Agreement shall be a Loan Document. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

     If you are in agreement with the foregoing, please sign the enclosed counterparts of this Agreement and return such counterparts to the undersigned, whereupon this Agreement shall become a binding agreement between the undersigned, the Agent and the Lenders on and as of the date first above written.


                                            Very truly yours,

                                            KATZ MEDIA CORPORATION



                                            By: /S/ RICHARD E. VENDIG
                                               ----------------------------
                                               Title: SENIOR VICE PRESIDENT



     The foregoing Agreement is hereby accepted by the undersigned Agent and Majority Lenders on and as of the date first above written.


THE FIRST NATIONAL BANK OF BOSTON,
  individually, as Agent, and as one of the Underwriting
  Agents

By: /S/ ROBERT F. MILORDI
   -----------------------------------
   Title: MANAGING DIRECTOR


CREDIT LYONNAIS NEW YORK BRANCH,
  individually and as one of the Underwriting Agents

By:
   ------------------------------------
   Title:


CREDIT LYONNAIS CAYMAN ISLAND BRANCH

By:
   ------------------------------------
   Title:


FLEET NATIONAL BANK

By: /S/ STEPHEN J. HEALEY
   ------------------------------------
   Title: VICE PRESIDENT

BANQUE PARIBAS

By: /S/ EILEEN BURKE
   ------------------------------------
   Title:


STATE STREET BANK AND TRUST COMPANY

By: /S/ H. WOOD, JR.
   ------------------------------------
   Title: VICE PRESIDENT


NATIONAL BANK OF CANADA

By: /S/ THERESA WHITE
   ------------------------------------
   Title: ASSISTANT VICE PRESIDENT


EUROPEAN AMERICAN BANK

By: /S/ GILBERT TORRES
   ------------------------------------
   Title: VICE PRESIDENT



     Each of the Guarantors listed below consents to this Agreement on and as of the date first above written and joins herein for purposes of Article IV hereof on and as of the date first above written.


BANNER RADIO SALES, INC.
CHRISTAL RADIO SALES, INC.
EASTMAN RADIO SALES, INC.
KATZ COMMUNICATIONS, INC.
SELTEL INC.
THE CABLE COMPANY, INC.
THE NATIONAL PAYROLL COMPANY



By: /S/ RICHARD E. VENDIG
   ------------------------------------
   Title: VICE PRESIDENT